Invesco Floating Rate Fund                                         SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  2/29/2016
File number :       811-09913
Series No.:         6


72DD.                 1  Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A               $      20,139
                      2  Dividends for a second class of open-end company shares (000's Omitted)
                         Class C               $      12,642
                         Class R               $         285
                         Class Y               $      19,679
                         Class R5              $          96
                         Class R6              $       3,507

73A.                     Payments per share outstanding during the entire current period: (form nnn.nnnn)
                      1  Dividends from net investment income
                         Class A               $      0.1945
                      2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                         Class C               $      0.1758
                         Class R               $      0.1858
                         Class Y               $      0.2031
                         Class R5              $      0.2037
                         Class R6              $      0.2069

74U.                  1  Number of shares outstanding (000's Omitted)
                         Class A                      92,270
                      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                      64,767
                         Class R                       1,500
                         Class Y                      77,297
                         Class R5                        471
                         Class R6                     16,515

74V.                  1  Net asset value per share (to nearest cent)
                         Class A               $        6.93
                      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C               $        6.90
                         Class R               $        6.94
                         Class Y               $        6.92
                         Class R5              $        6.93
                         Class R6              $        6.93

Invesco Low Volatility Equity Yield Fund                           SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 2/29/2016
File number :      811-09913
Series No.:        7

72DD.                 1  Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A               $    2,874
                      2  Dividends for a second class of open-end company shares (000's Omitted)
                         Class B               $       60
                         Class C               $      374
                         Class R               $        3
                         Class Y               $       88
                         Investor Class        $      854
                         Class R5              $      257

73A.                     Payments per share outstanding during the entire current period: (form nnn.nnnn)
                      1  Dividends from net investment income
                         Class A               $   0.1550
                      2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                         Class B               $   0.1178
                         Class C               $   0.1176
                         Class R               $   0.1426
                         Class Y               $   0.1677
                         Investor Class        $   0.1556
                         Class R5              $   0.1762

74U.                  1  Number of shares outstanding (000's Omitted)
                         Class A                   17,917
                      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                      381
                         Class C                    2,957
                         Class R                       19
                         Class Y                      644
                         Investor Class             5,211
                         Class R5                   1,418

74V.                  1  Net asset value per share (to nearest cent)
                         Class A               $     9.22
                      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B               $     9.09
                         Class C               $     9.06
                         Class R               $     9.18
                         Class Y               $     9.26
                         Investor Class        $     9.25
                         Class R5              $     9.28

Invesco Global Real Estate Income Fund                             SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 2/29/2016
File number :      811-09913
Series No.:        10

72DD.                 1  Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A               $     7,725
                      2  Dividends for a second class of open-end company shares (000's Omitted)
                         Class B               $        13
                         Class C               $     1,313
                         Class Y               $     6,962
                         Class R5              $       246
                         Class R6              $        29

73A.                     Payments per share outstanding during the entire current period: (form nnn.nnnn)
                      1  Dividends from net investment income
                         Class A               $    0.1477
                      2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                         Class B               $    0.1143
                         Class C               $    0.1143
                         Class Y               $    0.1583
                         Class R5              $    0.1625
                         Class R6              $    0.1661

74U.                  1  Number of shares outstanding (000's Omitted)
                         Class A                    45,539
                      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                       103
                         Class C                    11,132
                         Class Y                    41,660
                         Class R5                    1,402
                         Class R6                    9,850

74V.                  1  Net asset value per share (to nearest cent)
                         Class A               $      8.55
                      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B               $      8.54
                         Class C               $      8.54
                         Class Y               $      8.53
                         Class R5              $      8.55
                         Class R6              $      8.55

Invesco Core Plus Bond Fund                                        SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 2/29/2016
File number :      811-09913
Series No.:        11

72DD.                 1  Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A               $      8,700
                      2  Dividends for a second class of open-end company shares (000's Omitted)
                         Class B               $        101
                         Class C               $        896
                         Class R               $         90
                         Class Y               $      1,898
                         Class R5              $          5
                         Class R6              $      4,893

73A.                     Payments per share outstanding during the entire current period: (form nnn.nnnn)
                      1  Dividends from net investment income
                         Class A               $     0.1758
                      2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                         Class B               $     0.1361
                         Class C               $     0.1359
                         Class R               $     0.1625
                         Class Y               $     0.1890
                         Class R5              $     0.1902
                         Class R6              $     0.1946

74U.                  1  Number of shares outstanding (000's Omitted)
                         Class A                     52,093
                      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                        690
                         Class C                      7,576
                         Class R                        593
                         Class Y                     11,063
                         Class R5                         5
                         Class R6                    22,543

74V.                  1  Net asset value per share (to nearest cent)
                         Class A               $      10.55
                      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B               $      10.55
                         Class C               $      10.55
                         Class R               $      10.55
                         Class Y               $      10.56
                         Class R5              $      10.54
                         Class R6              $      10.54

Invesco Growth and Income Fund                                     SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 2/29/2016
File number :      811-09913
Series No.:        12

72DD.                 1  Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A               $    44,348
                      2  Dividends for a second class of open-end company shares (000's Omitted)
                         Class B               $       482
                         Class C               $     1,943
                         Class R               $     1,203
                         Class Y               $    21,079
                         Class R5              $     8,859
                         Class R6              $     8,731

73A.                     Payments per share outstanding during the entire current period: (form nnn.nnnn)
                      1  Dividends from net investment income
                         Class A               $    0.2579
                      2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                         Class B               $    0.2560
                         Class C               $    0.1593
                         Class R               $    0.2257
                         Class Y               $    0.2905
                         Class R5              $    0.3047
                         Class R6              $    0.3166

74U.                  1  Number of shares outstanding (000's Omitted)
                         Class A                   175,817
                      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                     1,755
                         Class C                    12,797
                         Class R                     5,343
                         Class Y                    74,548
                         Class R5                   33,446
                         Class R6                   26,527

74V.                  1  Net asset value per share (to nearest cent)
                         Class A               $     21.62
                      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B               $     21.44
                         Class C               $     21.38
                         Class R               $     21.64
                         Class Y               $     21.64
                         Class R5              $     21.67
                         Class R6              $     21.67

Invesco Equally-Weighted S&P 500 Fund                              SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 2/29/2016
File number :      811-09913
Series No.:        13

72DD.                 1  Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A               $   25,882
                      2  Dividends for a second class of open-end company shares (000's Omitted)
                         Class B               $       68
                         Class C               $    7,025
                         Class R               $    1,159
                         Class Y               $   32,793
                         Class R6              $      607

73A.                     Payments per share outstanding during the entire current period: (form nnn.nnnn)
                      1  Dividends from net investment income
                         Class A               $   0.6668
                      2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                         Class B               $   0.3907
                         Class C               $   0.3907
                         Class R               $   0.5738
                         Class Y               $   0.7747
                         Class R6              $   0.8309

74U.                  1  Number of shares outstanding (000's Omitted)
                         Class A                   39,727
                      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                      149
                         Class C                   18,645
                         Class R                    2,083
                         Class Y                   39,467
                         Class R6                   4,921

74V.                  1  Net asset value per share (to nearest cent)
                         Class A               $    44.12
                      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B               $    43.92
                         Class C               $    42.45
                         Class R               $    43.94
                         Class Y               $    44.49
                         Class R6              $    44.53

Invesco California Tax-Free Income Fund                            SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 2/29/2016
File number :      811-09913
Series No.:        14

72DD.                 1  Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A               $     6,116
                      2  Dividends for a second class of open-end company shares (000's Omitted)
                         Class B               $       288
                         Class C               $       542
                         Class Y               $       508

73A.                     Payments per share outstanding during the entire current period: (form nnn.nnnn)
                      1  Dividends from net investment income
                         Class A               $    0.2364
                      2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                         Class B               $    0.2392
                         Class C               $    0.2067
                         Class Y               $    0.2523

74U.                  1  Number of shares outstanding (000's Omitted)
                         Class A                    26,685
                      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                     1,169
                         Class C                     3,172
                         Class Y                     2,212

74V.                  1  Net asset value per share (to nearest cent)
                         Class A               $     12.34
                      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B               $     12.46
                         Class C               $     12.43
                         Class Y               $     12.39

Invesco Equity and Income Fund                                     SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 2/29/2016
File number :      811-09913
Series No.:        17

72DD.                 1  Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A               $   141,121
                      2  Dividends for a second class of open-end company shares (000's Omitted)
                         Class B               $     2,610
                         Class C               $    17,562
                         Class R               $     2,903
                         Class Y               $    12,229
                         Class R5              $     6,657
                         Class R6              $     3,176

73A.                     Payments per share outstanding during the entire current period: (form nnn.nnnn)
                      1  Dividends from net investment income
                         Class A               $    0.1431
                      2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                         Class B               $    0.1028
                         Class C               $    0.1034
                         Class R               $    0.1310
                         Class Y               $    0.1558
                         Class R5              $    0.1592
                         Class R6              $    0.1641

74U.                  1  Number of shares outstanding (000's Omitted)
                         Class A                 1,012,948
                      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                    22,858
                         Class C                   173,144
                         Class R                    22,824
                         Class Y                    80,693
                         Class R5                   43,437
                         Class R6                   22,314

74V.                  1  Net asset value per share (to nearest cent)
                         Class A               $      9.08
                      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B               $      8.87
                         Class C               $      8.92
                         Class R               $      9.12
                         Class Y               $      9.08
                         Class R5              $      9.08
                         Class R6              $      9.08

Invesco S&P 500 Index Fund                                         SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 2/29/2016
File number :      811-09913
Series No.:        21

72DD.                 1  Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A               $     9,028
                      2  Dividends for a second class of open-end company shares (000's Omitted)
                         Class B               $        45
                         Class C               $     1,801
                         Class Y               $     1,298

73A.                     Payments per share outstanding during the entire current period: (form nnn.nnnn)
                      1  Dividends from net investment income
                         Class A               $    0.3358
                      2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                         Class B               $    0.2012
                         Class C               $    0.2012
                         Class Y               $    0.3862

74U.                  1  Number of shares outstanding (000's Omitted)
                         Class A                    26,443
                      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                       200
                         Class C                     9,303
                         Class Y                     3,728

74V.                  1  Net asset value per share (to nearest cent)
                         Class A               $     20.83
                      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B               $     20.41
                         Class C               $     20.18
                         Class Y               $     21.06

Invesco American Franchise Fund                                    SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.

For period ending: 2/29/2016
File number :      811-09913
Series No.:        22

74U.                  1  Number of shares outstanding (000's Omitted)
                         Class A                   510,369
                      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                     8,726
                         Class C                    24,705
                         Class R                     1,911
                         Class Y                     8,594
                         Class R5                    3,315
                         Class R6                    7,599

74V.                  1  Net asset value per share (to nearest cent)
                         Class A               $     14.81
                      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B               $     14.43
                         Class C               $     13.96
                         Class R               $     14.63
                         Class Y               $     15.02
                         Class R5              $     15.03
                         Class R6              $     15.07

Invesco Pennsylvania Tax Free Income Fund                          SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 2/29/2016
File number :      811-09913
Series No.:        25

72DD.                 1  Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A               $    2,016
                      2  Dividends for a second class of open-end company shares (000's Omitted)
                         Class B               $       22
                         Class C               $      137
                         Class Y               $       68

73A.                     Payments per share outstanding during the entire current period: (form nnn.nnnn)
                      1  Dividends from net investment income
                         Class A               $   0.2965
                      2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                         Class B               $   0.2984
                         Class C               $   0.2367
                         Class Y               $   0.3188

74U.                  1  Number of shares outstanding (000's Omitted)
                         Class A                    6,874
                      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                       72
                         Class C                      597
                         Class Y                      227

74V.                  1  Net asset value per share (to nearest cent)
                         Class A               $    16.64
                      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B               $    16.67
                         Class C               $    16.66
                         Class Y               $    16.66

Invesco Small Cap Discovery Fund                                   SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.

For period ending: 2/29/2016
File number :      811-09913
Series No.:        26

74U.                  1  Number of shares outstanding (000's Omitted)
                         Class A                    54,830
                      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                       752
                         Class C                     7,626
                         Class Y                     7,404
                         Class R5                      506
                         Class R6                    7,502

74V.                  1  Net asset value per share (to nearest cent)
                         Class A               $      7.84
                      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B               $      6.86
                         Class C               $      6.27
                         Class Y               $      8.21
                         Class R5              $      8.27
                         Class R6              $      8.28

Invesco Strategic Real Return Fund                                 SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 2/29/2016
File number :      811-09913
Series No.:        27

72DD.                 1  Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A               $      187
                      2  Dividends for a second class of open-end company shares (000's Omitted)
                         Class C               $        6
                         Class R               $        1
                         Class Y               $      149
                         Class R5              $       --
                         Class R6              $       --

73A.                     Payments per share outstanding during the entire current period: (form nnn.nnnn)
                      1  Dividends from net investment income
                         Class A               $   0.1878
                      2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                         Class C               $   0.1524
                         Class R               $   0.1762
                         Class Y               $   0.1996
                         Class R5              $   0.1997
                         Class R6              $   0.1997

74U.                  1  Number of shares outstanding (000's Omitted)
                         Class A                      989
                      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                       36
                         Class R                        6
                         Class Y                      749
                         Class R5                       1
                         Class R6                       1

74V.                  1  Net asset value per share (to nearest cent)
                         Class A               $     9.22
                      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C               $     9.21
                         Class R               $     9.22
                         Class Y               $     9.22
                         Class R5              $     9.22
                         Class R6              $     9.22

Invesco Short Duration High Yield Municipal Fund                   SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending: 2/29/2016
File number :      811-09913
Series No.:        258

72DD.                 1  Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A               $      112
                      2  Dividends for a second class of open-end company shares (000's Omitted)
                         Class C               $       17
                         Class Y               $       75
                         Class R5              $        2

73A.                     Payments per share outstanding during the entire current period: (form nnn.nnnn)
                      1  Dividends from net investment income
                         Class A               $   0.0843
                      2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                         Class C               $   0.0653
                         Class Y               $   0.0906
                         Class R5              $   0.0906

74U.                  1  Number of shares outstanding (000's Omitted)
                         Class A                    1,778
                      2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                      495
                         Class Y                      984
                         Class R5                      60

74V.                  1  Net asset value per share (to nearest cent)
                         Class A               $    10.22
                      2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C               $    10.20
                         Class Y               $    10.22
                         Class R5              $    10.22